                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                First Mississippi Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

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

                         FIRST MISSISSIPPI CORPORATION
                              JACKSON, MISSISSIPPI

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               November 10, 1995

To the Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of FIRST MISSISSIPPI CORPORATION will be held in the Garden Room at Dennery's, 330 Greymont Avenue, Jackson, Mississippi, on November 10, 1995, at 2:00 p.m. (CST), for the following purposes:

        1. To elect four (4) Directors to serve for a term of three (3) years and until their successors are elected and qualify;

        2. To act upon a proposal to approve the First Mississippi Corporation 1995 Long-Term Incentive Plan; and

        3. To transact such other business as may be properly brought before the meeting.

     Stockholders of record on September 5, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are urged to consider the enclosed materials and to sign and return your proxy promptly in the enclosed, postage prepaid envelope, even if you plan to attend the meeting. Any stockholder giving a proxy has a right to revoke it at any time before it is voted.

* PLEASE DATE AND SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PROXY.

                                    By order of the Board of Directors.

                                    /s/ JAMES L. McARTHUR
                                    JAMES L. McARTHUR, Secretary
                                    FIRST MISSISSIPPI CORPORATION
                                    P. O. Box 1249
                                    Jackson, Mississippi 39215-1249

October 6, 1995

* NOTICE: STOCKHOLDERS RECEIVING MORE THAN ONE (1) PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

                         FIRST MISSISSIPPI CORPORATION

                                PROXY STATEMENT

                                  SOLICITATION

     The enclosed proxy is being SOLICITED BY THE BOARD OF DIRECTORS of First Mississippi Corporation, P. O. Box 1249, Jackson, Mississippi, a Mississippi corporation ("First Mississippi" or "the Company"), for use at the 1995 Annual Meeting of the Stockholders of First Mississippi (the "Annual Meeting") to be held in the Garden Room at Dennery's, 330 Greymont Avenue, Jackson, Mississippi at 2:00 p.m. (CST), on Friday, November 10, 1995, and at any adjournments thereof. Stockholders may revoke their proxies by written notice to First Mississippi at any time prior to the exercise thereof, by the execution of a later proxy with respect to the same shares, or by voting their shares in person. The solicitation will be primarily by mail but may also include telephone, telegraph, or oral communication by Officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. Morrow & Co., Inc., has been retained for advice and consultation and to solicit proxies for the Annual Meeting at a minimum fee of $4,500. All costs of soliciting proxies will be borne by First Mississippi. The approximate mailing date of the proxy statements and proxies to stockholders is October 6, 1995.

ALL PROXIES WILL BE VOTED AS SPECIFIED. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED: (1) FOR THE ELECTION OF FOUR (4) DIRECTORS OF FIRST MISSISSIPPI CORPORATION TO SERVE FOR A TERM OF THREE (3) YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY; (2) FOR THE APPROVAL OF THE FIRST MISSISSIPPI CORPORATION 1995 LONG-TERM INCENTIVE PLAN; AND (3) ON ALL OTHER MATTERS BY THE PERSONS NAMED IN THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT.

                               VOTING SECURITIES

     Record Date. Stockholders of record at the close of business on September 5, 1995, are entitled to notice of and to vote at the Annual Meeting.

     Shares Outstanding. As of September 5, 1995, a total of 20,574,808 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one (1) vote per share on each matter submitted to a vote at the Annual Meeting except with regard to election of Directors wherein stockholders have cumulative rights.

     According to a Form 13F filed with the Securities and Exchange Commission by Nicholas-Applegate Capital Management ("Nicholas"), 600 West Broadway, San Diego, California 92101, Nicholas beneficially owned as of June 30, 1995, an aggregate of 1,033,617 shares or 5.1% of Common Stock of the Company. According to the report, Nicholas has sole voting authority as to 768,085 shares and no voting authority as to 265,532 shares. Also at June 30, 1995, according to a Form 13F filed with the Securities and Exchange Commission by Value Line, Inc. ("Value Line"), 220 E. 42nd Street, New York, New York 10017, Value Line beneficially owned 1,050,200 shares or 5.1% of Common Stock of the Company. According to the report, Value Line has shared voting authority as to 759,000 shares and no voting authority as to 291,200 shares.

     Stockholder Proposals. Proposals from stockholders intended to be included in the Company's proxy statement for the 1996 Annual Meeting must be received by First Mississippi on or before June 3, 1996, and may be omitted unless the submitting stockholder meets certain requirements.

     Notice. In order for any business to be transacted at the Annual Meeting by a stockholder, including the nomination of a nominee for Director, that business must be properly brought before the meeting by that stockholder giving written notice to the Secretary of the Company of the business to be transacted, in addition to other information, no later than five (5) business days after the Company gives notice of the date and place of the meeting.

                               BOARD OF DIRECTORS

     The Board of Directors (the "Board") represents the interests of all stockholders and is responsible for setting policy and objectives for the Company in accord with its charter, Bylaws, Mississippi laws and other applicable governmental regulations. On August 23, 1994, the Board adopted an amendment to the Company's Bylaws to increase the number of Directors to twelve
(12), effective at the 1994 Annual Meeting. The Board is currently composed of eleven (11) non-employee Directors and one (1) employee, the Chief Executive Officer. The Board is divided into three (3) groups, normally elected for three-year terms. In order to keep the groups as equal as possible, Mr. Fligg was elected in 1994 for a two (2) year term to expire in 1996. All of the Directors of First Mississippi have attended at least seventy-five percent (75%) of the five (5) First Mississippi Board meetings and committees on which they serve.

     The COMMITTEE ON DIRECTOR AFFAIRS is composed of four (4) non-employee Directors and is responsible for nominating new Board members, appointing members to Board Committees, assessing Board performance and recommending Board compensation for action by the Board. The Chairman of this committee also chairs executive sessions of the outside members of the Board. The Committee on Director Affairs considers suggestions for Director nominations from all sources. Stockholder suggestions for nominees for the 1996 Annual Meeting, together with appropriate detailed biographical information, should be submitted to the Corporate Secretary no later than June 3, 1996. The Committee on Director Affairs met three (3) times during the year.

     The AUDIT COMMITTEE is composed of four (4) non-employee Directors with broad latitude for inquiry into all operations of the Company. Its primary responsibilities include making a recommendation to the Board on the selection of independent auditors, reviewing audit reports prepared by independent auditors, internal auditors, insurance auditors and other consultants engaged by the Company to examine specific areas of corporate operations, and examining the adequacy of compliance with various governmental regulations and corporate policies and procedures. The Audit Committee met four (4) times during the year.

     The COMPENSATION & HUMAN RESOURCES COMMITTEE is composed of four (4) non-employee Directors and is charged with the responsibility of recommending to the Board a program of overall compensation for the Company and its subsidiaries, including Executive Officers and other Key Employees. These responsibilities include administration of the Company's Long-Term Incentive Plans. The Compensation & Human Resources Committee met five (5) times during the year.

     Committee assignments are indicated below.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     Article VIII of First Mississippi's Charter of Incorporation and Section
3.3 of the Company's Bylaws specify in part "The Board of Directors shall be divided into three (3) groups which shall be as nearly equal as may be possible." Section 3.2 of the Company's Bylaws states "No person shall be elected to serve on the Board of Directors after attaining sixty-nine (69) years of age." In August 1995, the Board of Directors adopted corporate governance guidelines that mandate that a Director shall retire after attaining seventy
(70) years of age.

     Sections I and II below set forth for each nominee for election as a Director and for each continuing Director who is not a nominee, based on information supplied by him, his age as of the date of the Annual Meeting, any presently held positions with First Mississippi, his principal occupation as of the date of this proxy statement and for the past five (5) years, the year in which his term of office will expire, other Directorships in public companies, and his tenure of service as a Director of First Mississippi.

                                   SECTION I

                       NOMINEES FOR ELECTION AS DIRECTORS

PAUL A. BECKER               Director since: 1985             Term Expires: 1995

                             Mr. Becker, 56, is a Managing Director of Mitchell
                               Hutchins Asset Management, Inc., an investment management company in New York City, and wholly owned by PaineWebber Group, Inc. Mr. Becker has been employed by PaineWebber Group, Inc. since 1978. Mitchell Hutchins serves as an investment manager for First Mississippi's pension plan.

                             He is a member of the Audit Committee.

JAMES W. CROOK               Director since: 1971             Term Expires: 1995

                             Mr. Crook, 65, is Chairman of the Board of Melamine
                               Chemicals, Inc. (MCI), which manufactures melamine in Donaldsonville, Louisiana and has been since 1987. The Company owns approximately 23% of the common stock of MCI. MCI obtains all of its raw materials (urea) from Triad Chemical, a joint-venture between the Company and Mississippi Chemical Corporation. During fiscal year 1995, the Company was paid approximately $7.2 million by MCI for urea. Mr. Crook is a retired Vice President of First Mississippi, a position he held from 1965 to June 1985. Mr. Crook is also a member of the Triad Chemical Management Committee and a Director of FirstMiss Fertilizer, Inc. and FirstMiss Steel, Inc., subsidiaries of the Company.

                             He is a member of the Committee on Director Affairs
                               and the First Mississippi Corporation Foundation Advisory Committee.

CHARLES P. MORETON           Director since: 1984             Term Expires: 1995

                             Mr. Moreton, 68, has been a private investor,
                               primarily in the oil and gas business, since
                               1991. He was Chairman of the Board of Commet
                               Resources, Inc., a natural gas transmission and marketing company in Houston, Texas, from 1986 until its dissolution in July 1991. He was a Director of Tanglewood Bancshares, Inc., Houston, Texas, until August 1, 1995. He is also a Director of FirstMiss Gold Inc. and Plasma Processing Corporation, subsidiaries of the Company.

                             He is a member of the Compensation & Human
                               Resources Committee.

LELAND R. SPEED              Director since: 1965             Term Expires: 1995

                             Mr. Speed, 63, is Chief Executive Officer and
                               Chairman of the Board of The Parkway Company, and Chairman, Chief Executive Officer and Trustee of EastGroup Properties, real estate investment companies, both of Jackson, Mississippi. He is Chairman and Director of Delta Industries, Inc., a construction materials manufacturer, a Director of Farm Fish, Inc. and Mississippi Valley Gas Company, and President and Director of LHN REIT, Inc., all of Jackson, Mississippi. He was Trustee and President of Eastover Corporation from 1977 through December 1994, and President and Director of Congress Street Properties from 1984 through November 1994. He was also President, Chief Executive Officer and Director of Rockwood National Corporation, a real estate developer, from 1983 through June 1994. He was a Trustee of First Continental Investors R.E.I.T., Houston, Texas from

                               1983 through May 1994. He is also a Director of Callidus Technologies Inc. and Plasma Energy Corporation, subsidiaries of the Company.

                             He is a member of the Committee on Director Affairs
                               and the First Mississippi Corporation Foundation Advisory Committee.

                                   SECTION II

                                   DIRECTORS

RICHARD P. ANDERSON          Director since: 1987             Term Expires: 1997

                             Mr. Anderson, 66, is the President and Chief
                               Executive Officer of The Anderson's Management Corporation, an agribusiness company in Maumee, Ohio, and has been since 1981. He is a Director of Centerior Energy Corporation, an electric utility company in Cleveland, Ohio, and N-Viro International Corporation, a waste recycling company in Toledo, Ohio. He is also a Director of Plasma Processing Corporation, a subsidiary of the Company.

                             He is a member of the Committee on Director Affairs
                               and Chairman of the Compensation & Human
                               Resources Committee.

JAMES E. FLIGG               Director since: 1994             Term Expires: 1996

                             Mr. Fligg, 59, is Executive Vice President,
                               Chemicals Sector, Amoco Corporation, based in Chicago, Illinois, and has been since July 1993. He is also President of Amoco Chemical Company, an international chemical manufacturing and marketing subsidiary of Amoco Corporation based in Chicago, Illinois, and has been since July 1991. He has been a director of Amoco Chemical since 1984. He was Executive Vice President, International Operations and Polymer Products, from 1989 to July 1991. During fiscal 1994, three of the Company's subsidiaries purchased a total of $1.2 million in products from Amoco Chemical Company or one of its affiliates.

                             He is a member of the Compensation & Human
                               Resources Committee.

ROBERT P. GUYTON             Director since: 1969             Term Expires: 1996

                             Mr. Guyton, 58, is Vice President and Financial
                               Consultant for Raymond James & Associates, Inc., an asset management and investment banking company in Atlanta, Georgia, a position he has held since August 1993. He was self-employed as a management consultant from June 1991 to July 1993. He was Chairman and Chief Executive Officer of Bank South Corporation, Atlanta, Georgia, from 1990 to 1991. He served as President and Chief Executive Officer of Bank South Corporation from 1981 to 1990. Mr. Guyton is a Director of Power Sources, Inc., a 50% owned subsidiary of the Company.

                             He is a member of the Audit Committee.

PAUL W. MURRILL              Director since: 1969             Term Expires: 1996

                             Dr. Murrill, 61, is a professional engineer. Dr.
                               Murrill has been a director of Entergy
                               Corporation since 1994, when it purchased Gulf States Utilities Company, an electric and gas utility company in Beaumont, Texas, of which Dr. Murrill was a director. Until March 1990,

                               Dr. Murrill was also a Special Advisor to the Chairman of the Board of Gulf States. Dr. Murrill had also previously served as Chairman of the Board and Chief Executive Officer of that company. He is Chairman of the Board of Directors of Piccadilly Cafeterias, Inc., a restaurant chain, Baton Rouge, Louisiana. He is a Director of ZYGO, a high precision instrument company, Middlefield, Connecticut; Howell Corporation, a diversified energy company, Houston, Texas; and Tidewater, Inc., an oil service company, New Orleans, Louisiana. He is also a Director of FirstMiss Gold Inc., a subsidiary of the Company.

                             He is a member of the Audit Committee.

WILLIAM A. PERCY, II         Director since: 1988             Term Expires: 1997

                             Mr. Percy, 55, is a partner of Trail Lake
                               Enterprises, a cotton and soybean farming operation in Arcola, Mississippi and has been since 1986. Since September 1992, he has been the Chairman of the Board of Staple Cotton Cooperative Association in Greenwood, Mississippi. Until July 1, 1994, he was a Director of Mississippi Chemical Corporation
                               (MCC), which manufactures and sells fertilizer. First Mississippi and MCC are engaged in a joint-venture, Triad Chemical, in Donaldsonville, Louisiana. Mr. Percy is also President and Chief Executive Officer of Greenville Compress Co., Greenville, Mississippi. He was a Director of the Sunburst Bank of Mississippi, Grenada, Mississippi, until it was purchased by Union Planters Bank in July 1995. He is also a Director of Callidus Technologies Inc., FirstMiss Fertilizer, Inc., and Plasma Energy Corporation, subsidiaries of the Company.

                             He is Chairman of the Audit Committee and a member
                               of the First Mississippi Corporation Foundation Advisory Committee.

MAURICE T. REED, JR.         Director since: 1965             Term Expires: 1997

                             Mr. Reed, 69, a private investor, is Chairman of
                               the Board of Columbia Ventures, Inc., a
                               registered investment company in Jackson,
                               Mississippi. He is also a Director of FirstMiss Steel, Inc., a subsidiary of the Company.

                             He is a member of the Compensation & Human
                               Resources Committee.

R. GERALD TURNER             Director since: 1987             Term Expires: 1997

                             Dr. Turner, 49, is the President of Southern
                               Methodist University in Dallas, Texas, a position he assumed in June 1995. He was the Chancellor of the University of Mississippi in Oxford, Mississippi, from 1984 through June 1995. He has been a director of River Oaks Furniture, Inc., a furniture manufacturer based in Fulton, Mississippi, since 1994. He is also a Director of First Chemical Corporation and FirstMiss Steel, Inc., subsidiaries of the Company.

                             He is Chairman of the Committee on Director Affairs
                               and a member of the First Mississippi Corporation Foundation Advisory Committee.

J. KELLEY WILLIAMS           Director since: 1971             Term Expires: 1996

                             Mr. Williams, 61, is the Chairman of the Board and
                               Chief Executive Officer of First Mississippi and has been since 1988. From 1988 until August 1995, he was President, Chief Executive Officer and Chairman of the Board. He was President and Chief Executive Officer from 1971 until 1988. He is a Director of Deposit Guaranty Corporation and Deposit Guaranty National Bank, Jackson, Mississippi. He is Chairman of the Board of Callidus Technologies Inc., FirstMiss Fertilizer, Inc., FirstMiss Gold Inc., FirstMiss Steel, Inc., First Chemical Corporation, Plasma Energy Corporation, Plasma Processing Corporation and Power Sources, Inc. (50% owned), all subsidiaries of the Company.

                 THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

     Cumulative Voting. A stockholder has the right to cumulate votes for the election of Directors. A stockholder shall have the right to cast one (1) vote for each share owned by him or her for as many persons as there are Directors to be elected (4), or cumulate such votes and give one (1) nominee as many votes as there are Directors to be elected multiplied by the number of his or her shares, or distribute them on the same principle among as many nominees and in such manner as desired. The Board of Directors solicits discretionary authority to cumulate votes.

     Voting Procedures on Election of Directors. Stockholders have the right to vote "For" or "Withhold Authority" to vote for some or all of the nominees for Directors. Pursuant to the Bylaws and Mississippi law, the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum to convene the Annual Meeting. Therefore, any proxy authorized to be voted at the Annual Meeting on any matter, whether or not marked to "Withhold Authority" or to effect a broker non-vote, will be counted in establishing a quorum. The election of Directors will require the affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy. Votes withheld and broker non-votes will not be included in vote totals for Director nominees and will have no effect on the outcome of the vote. In the absence of specific instructions, proxies will be voted for the nominees.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The Directors and Officers of the Company beneficially own as of August 23, 1995, Convertible Subordinated Debentures Options, Convertible Preferred Stock, Nonqualified Stock Options ("NQSO") and Common Stock of the Company as follows:

                                                                                        TOTAL
                                                COMMON                                  COMMON
                                                STOCK       PERCENT                     STOCK       PERCENT
                                             BENEFICIALLY     OF       COMMON        BENEFICIALLY     OF
         DIRECTOR/NOMINEE/OFFICER              OWNED(1)      CLASS      STOCK          OWNED(2)      CLASS
- -------------------------------------------  ------------   -------   ---------      ------------   -------
Richard P. Anderson........................                               4,450(3)
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                     9,450        *

                                                                                        TOTAL
                                                COMMON                                  COMMON
                                                STOCK       PERCENT                     STOCK       PERCENT
                                             BENEFICIALLY     OF       COMMON        BENEFICIALLY     OF
         DIRECTOR/NOMINEE/OFFICER              OWNED(1)      CLASS      STOCK          OWNED(2)      CLASS
- -------------------------------------------  ------------   -------   ---------      ------------   -------
Paul A. Becker.............................                              10,000
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    15,000        *
James W. Crook.............................                             115,787
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                   120,787        *
James E. Fligg.............................                                 500
  1994-1 Series............................       1,000       100%                          1,500        *
Robert P. Guyton...........................                              18,000
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    23,000        *
Charles P. Moreton.........................                              10,250(4)
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    15,250        *
Paul W. Murrill............................                               7,125(5)
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    12,125        *
William A. Percy, II.......................                              23,275(6)
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    28,275        *

                                                                                        TOTAL
                                                COMMON                                  COMMON
                                                STOCK       PERCENT                     STOCK       PERCENT
                                             BENEFICIALLY     OF       COMMON        BENEFICIALLY     OF
         DIRECTOR/NOMINEE/OFFICER              OWNED(1)      CLASS      STOCK          OWNED(2)      CLASS
- -------------------------------------------  ------------   -------   ---------      ------------   -------
Maurice T. Reed, Jr........................                              25,983(7)
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    30,983        *
Leland R. Speed............................                              12,720
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                    17,720        *
R. Gerald Turner...........................                               2,900(8)
  1988-1 Series............................       1,000         9%
  1989-2 Series............................       1,000         9%
  1990-2 Series............................       1,000         9%
  1991-2 Series............................       1,000         9%
  1992-1 Series............................       1,000         9%
                                             ------------
                                                  5,000                                     7,900        *
J. Kelley Williams.........................                             726,811(9)
  1986-A Series............................      40,000       100%
  1987-A Series............................      25,000        63%
  1988-A Series............................      45,000        52%
  1989-1 Series............................      45,000       100%
  1990-1 Series............................      45,000        59%
  1991-1 Series............................      45,000        57%
  NQSO.....................................      65,000        68%
                                             ------------
                                                310,000                                 1,036,811     4.97%
O. Edward Wall.............................           0        N/A       11,862            11,862        *
Charles R. Gibson..........................           0        N/A       13,446            13,446        *
R. Michael Summerford......................                              36,544
  1987-A Series............................       8,000        20%
  1988-A Series............................      13,000        15%
  1989-A Series............................      14,000        42%
  1990-1 Series............................      14,000        18%
  1991-1 Series............................      18,000        23%
                                             ------------
                                                 67,000                                   103,544        *
William P. Bartlett........................           0        N/A        1,227             1,227        *

                                                                                        TOTAL
                                                COMMON                                  COMMON
                                                STOCK       PERCENT                     STOCK       PERCENT
                                             BENEFICIALLY     OF       COMMON        BENEFICIALLY     OF
         DIRECTOR/NOMINEE/OFFICER              OWNED(1)      CLASS      STOCK          OWNED(2)      CLASS
- -------------------------------------------  ------------   -------   ---------      ------------   -------
All Directors and Executive Officers as a
  Group (27 Persons)(10)...................                           1,040,046
  1986-A Series............................      40,000       100%
  1987-A Series............................      38,000        95%
  1988-A Series............................      67,000        77%
  1988-1 Series............................      10,000        91%
  1989-A Series............................      16,500        50%
  1989-1 Series............................      45,000       100%
  1989-2 Series............................      10,000        91%
  1990-1 Series............................      59,000        77%
  1990-2 Series............................      10,000        91%
  1991-1 Series............................      66,000        83%
  1991-2 Series............................      10,000        91%
  1992-1 Series............................      10,000        91%
  1994-1 Series............................       1,000       100%
  NQSO.....................................      80,650        85%
                                             ------------
                                                463,150                                 1,503,196     7.15%

- ---------------

 *  Represents less than one percent (1%) of class.

(1) Numbers represent shares of Common Stock of the Company underlying the Convertible Subordinated Debentures and NQSOs beneficially owned by the Directors and Officers. The Debentures are immediately convertible into the specified number of shares of Convertible Preferred Stock of the same series and then immediately convertible into the specified number of shares of Common Stock of the Company. NQSOs are exercisable no earlier than six
     (6) months from date of grant into shares of Common Stock of the Company and presently all are exercisable.

(2) In connection with the Shareholder Rights Plan adopted by the Company on May 12, 1986, and amended on February 14, 1989, preferred stock purchase rights were distributed to stockholders and are deemed to be attached to the outstanding shares of Common Stock of the Company, including the outstanding shares of Common Stock reported above as being owned by Directors and Officers. Under certain conditions, each right may be exercised to purchase one one-hundredth (1/100) of a share of a new series of preferred stock, at an exercise price of $30 (subject to adjustment). The rights, which do not have voting rights, expire in 1996 and may be redeemed by the Company at a price of $.05 per right prior to a specified period of time after the occurrence of certain events. In certain events, each right (except certain rights beneficially owned by 20% or more owners, which rights are voided) will entitle its holder to purchase shares of Common Stock with a value of twice the then current exercise price.

 (3) Shares voting and investment power of 3,700 shares with Mrs. Anderson.

 (4) Shares voting and investment power with Mrs. Moreton.

 (5) Excluded are 775 shares owned by Mrs. Murrill of which Dr. Murrill has no voting and investment power and disclaims beneficial ownership.

 (6) Included are shares which Mr. Percy has sole voting and investment power as President of Klondike Planting Company (8,750 shares) and Greenville Compress Company (11,500 shares) and all of which he disclaims beneficial ownership.

 (7) Included are 738 shares which Mr. Reed, as Trustee, has sole voting and investment power and disclaims beneficial ownership.

 (8) Shares voting and investment power of 2,800 shares with Mrs. Turner.

 (9) Included are 170,000 shares of which Mr. Williams shares voting and investment power, and 3,500 shares for which he has no voting and investment power. Excluded are 61,750 shares held in the Jean P. Williams Revocable Trust, of which Mr. Williams has no voting and investment power and disclaims beneficial ownership.

(10) Except for 8 shares and 100 shares for which Mr. McArthur and Mr. Chustz, respectively, have shared voting and investment power, and except as otherwise indicated in these notes, the shares beneficially owned by the persons indicated in the table above represent sole voting and investment power. Excluded are 12 shares owned by Mr. McArthur's wife, of which he has no voting and investment power and disclaims beneficial ownership.

     The Company and its Directors and Officers engage in various transactions with FirstMiss Gold Inc. ("FirstMiss Gold"), a nineteen percent (19%) publicly owned company, and certain Directors and Officers of the Company are also Directors or Officers of FirstMiss Gold. The Company's Directors and Executive Officers beneficially own shares of Common Stock of FirstMiss Gold as follows, except that those Directors and Executive Officers of the Company that do not beneficially own any shares of Common Stock of FirstMiss Gold are not listed below.

                  BENEFICIAL OWNERSHIP OF FIRSTMISS GOLD INC.
                                  COMMON STOCK

                                                                                      TOTAL
                                              COMMON                                  COMMON
                                              STOCK         PERCENT                   STOCK         PERCENT
                                           BENEFICIALLY       OF        COMMON     BENEFICIALLY       OF
            DIRECTOR/OFFICER                 OWNED(1)        CLASS      STOCK        OWNED(2)        CLASS
- -----------------------------------------  ------------     -------     ------     ------------     -------
James W. Crook...........................           0          N/A      18,000         18,000          *
Charles P. Moreton.......................                               10,700(3)
  1989-B Series..........................       1,000          33%
  1990-C Series..........................       1,000          33%
  1991-B Series..........................       1,000          33%
  1992-A Series..........................       1,000          33%
  1993-A Series..........................       1,000          33%
                                           ------------
                                                5,000                                  15,700          *
Paul W. Murrill..........................                               1,000
  1989-B Series..........................       1,000          33%
  1990-C Series..........................       1,000          33%
  1991-B Series..........................       1,000          33%
  1992-A Series..........................       1,000          33%
  1993-A Series..........................       1,000          33%
                                           ------------
                                                5,000                                   6,000          *
R. Gerald Turner.........................           0          N/A        500 (4)         500          *
J. Kelley Williams.......................           0          N/A      26,237         26,237          *
Charles R. Gibson........................           0          N/A        100             100          *
R. Michael Summerford....................           0          N/A      1,400 (5)       1,400          *
G. W. Thompson...........................                               10,000(6)
  NQSO...................................      90,000          70%                    100,000          *

                                                                                      TOTAL
                                              COMMON                                  COMMON
                                              STOCK         PERCENT                   STOCK         PERCENT
                                           BENEFICIALLY       OF        COMMON     BENEFICIALLY       OF
            DIRECTOR/OFFICER                 OWNED(1)        CLASS      STOCK        OWNED(2)        CLASS
- -----------------------------------------  ------------     -------     ------     ------------     -------
All Directors and Executive Officers as a
  Group (27 Persons).....................                               68,137
  1989-B Series..........................       2,000          67%
  1990-C Series..........................       2,000          67%
  1991-B Series..........................       2,000          67%
  1992-A Series..........................       2,000          67%
  1993-A Series..........................       2,000          67%
  NQSO...................................      90,000          70%
                                           ------------
                                              100,000                                 168,137          *

- ---------------

 *  Represents less than one percent (1%) of class.

(1) Numbers represent shares of Common Stock of FirstMiss Gold underlying the Convertible Subordinated Debentures and NQSOs beneficially owned by the Directors and Officers. The Debentures are immediately convertible into the specified number of shares of Convertible Preferred Stock of the same series and then immediately convertible into the specified shares of Common Stock of FirstMiss Gold. NQSOs are exercisable no earlier than six (6) months from date of grant into shares of Common Stock of FirstMiss Gold and presently all are exercisable.

(2) In connection with the Stockholder Rights Plan adopted by the Board of FirstMiss Gold on June 13, 1990, stock purchase rights were dividended to stockholders of record on June 25, 1990, and are deemed to attach to the outstanding shares of Common Stock of FirstMiss Gold, including outstanding shares of Common Stock reported as being owned by Directors and Officers. Under certain conditions each right may be exercised to purchase one share of Common Stock at an exercise price of $40 (subject to adjustment). The rights may be exercised only after commencement of a public announcement of a tender or exchange offer if, upon its consummation, the offeror would beneficially own 20% or more of FirstMiss Gold's Common Stock. An "Acquiring Person" trigger was also provided, making the rights exercisable if a person holds at least 15% of the Common Stock without the prior approval of a majority of the independent members of the Board of FirstMiss Gold. The rights, which do not have voting rights, expire in June 2000 and may be redeemed by FirstMiss Gold at a price of $0.01 per right prior to a specified period of time after the occurrence of certain events. In certain events, without the consent of the majority of the independent members of the Board of FirstMiss Gold, including certain acquisitions of an Acquiring Person, each right (except certain rights which are or were beneficially owned by 20% or more owners or an Acquiring Person, which rights are voided) will entitle its holder to purchase shares of FirstMiss Gold Common Stock with a value of twice the then current exercise price. If, following an acquisition of 20% or more of the shares of Common Stock, FirstMiss Gold is acquired in a merger or other business combination or sells 50% of its assets or earnings power, each right (other than rights voided as above) will entitle its holder to purchase stock of the acquiring company with a value of twice the then current exercise price.

(3) Shares voting and investment power with Mrs. Moreton.

(4) Shares voting and investment power with Mrs. Turner.

(5) Shares investment power with Mrs. Summerford as to 1,000 shares.

(6) Includes 10,000 shares of restricted stock of which he has sole voting but no investment power. All of the shares will vest no later than August 22, 1997, provided Mr. Thompson continues to be employed by FirstMiss Gold.

     Section 16(a) of the Securities Exchange Act of 1934 requires Officers and Directors of the Company and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission and The New York Stock Exchange. The Company monitors compliance and acts as the Compliance Officer for such filings of its Officers and Directors and prepares and files reports for such persons based on information supplied by them. Based solely on its review of such information, the Company believes that for fiscal year 1995, its Officers and Directors were in compliance with all applicable filing requirements, except that due to administrative errors one (1) report on Form 4, Statement of Changes in Beneficial Ownership, was inadvertently filed late regarding single transactions by each of Mr. Crook and Mr. Gibson. Both transactions were reported on a Form 5.

                             DIRECTOR COMPENSATION

     Effective January 1, 1995, Directors who are not employees are compensated for their services with a retainer of $16,000 per year with a fee of $900 per day for attendance at duly called Board and committee meetings or a fee of $450 for half-day committee meetings except for committee chairmen, who receive a fee of $1,200 per day for meetings and $600 for half-day meetings. Prior to this date, non-employee Directors were paid a retainer of $12,000 per year with a fee of $650 per day for attendance at duly called Board meetings or a fee of $325 for half-day committee meetings except for committee chairmen, who received a fee of $750 per day for meetings and $375 for half-day meetings. This increase was recommended by the Committee on Director Affairs to align board compensation with the compensation of peer group companies. Travel expenses to and from meetings are reimbursed to all Directors. No fees are paid for informal meetings. Attendance at meetings held by telephone conference call are paid at the half-day rate. Directors performing special services at the request of the Chief Executive Officer are paid a per diem of $900 per day, except for committee chairmen, who are paid a per diem of $1,200 per day.

     Under the Company's 1988 Long-Term Incentive Plan, non-employee Directors are automatically awarded debenture options on each Annual Award date, the day after the Annual Meeting, for the first five (5) years of service on the Board to purchase Convertible Subordinated Debentures. Debenture options may be exercised any time within ten (10) years after the date of grant to purchase Convertible Subordinated Debentures. Each debenture may be converted six (6) months after the date of grant of the applicable option into Convertible Preferred Stock, which is immediately convertible into 1,000 shares of common stock, equal to the fair market value of First Mississippi Common Stock on the date the debenture options were granted.

     In fiscal year 1986, the Company established a Deferred Income Plan for Directors, Officers and Key Employees which superseded the previous deferred income arrangement and pursuant to which deferral opportunities in any given year, up to a maximum of three (3) years, were determined at the discretion of the Board (Plan A). Amounts deferred under Plan A earn interest at a prescribed rate which, as originally established, was twenty percent (20%), compounded annually, subject to reduction as described below. The Company is owner and beneficiary of life insurance policies covering most of the participants in Plan
A. The benefits associated with these policies are expected to cover the Company's financial obligations incurred in connection with Plan A, including the interest accrued on the amounts deferred thereunder in excess of market rates, resulting in no net cost to the Company over the life of the plan. The Plan provides that the interest rate may be reduced prospectively and, if necessary, may be adjusted retroactively, due to severe economic changes including, but not limited to, changes in tax law. However, no retroactive changes in the rate of a return may occur unless such economic changes are material, adverse and retroactive in nature. Further, in no event shall the interest rate on amounts deferred under Plan A be reduced to a level lower than the ten (10)-year Treasury Note Rate. Effective January 1, 1994, the Director participants in Plan A still serving on the Board voluntarily changed the interest rate to one hundred twenty percent (120%) of the applicable annual federal long-term rate as specified in the Internal Revenue Code. At the same time, the Board terminated Plan A, subject to the existing rights and obligations thereunder. The interest rate for the first six months of fiscal year 1994 for all Directors remained at twenty percent (20%). In fiscal year 1989, the Company established a successor Deferred Compensation Plan for Directors to insure continuation of deferral opportunities for Directors (Plan
B). Plan B was amended effective January 1, 1994, to change the interest rate prospectively to one hundred twenty percent (120%) of the applicable annual federal long-term rate as specified in the Internal Revenue Code. Amounts deferred under Plan B prior to January 1, 1994 earned interest based on the Chase Manhattan Bank, N.A. Prime Rate, less one percent (1%). The deferrals under both Plan A and Plan B are held by the Company until retirement, resignation or other termination of services. Director J. Kelley Williams participates only in the Employee Deferred Income Plan (See Note 8 on page 16).

     The Company furnishes Directors with $100,000 accidental death and dismemberment insurance protection and $250,000 of business travel accident protection. The Company also has a Retirement Plan for its non-employee Directors under which all Directors who have served at least one (1) three-year term will, under certain conditions, receive an annual retirement benefit equal to their annual retainer at retirement for each year of service, not to exceed fifteen (15) years. The amount of the retainer to be received after retirement shall be fixed at the time of retirement. The plan also provides for a lump sum payment to a Director under certain conditions in the event of a change of control and to his beneficiary upon his death.

                               EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the Executive Officers of First Mississippi, including age as of the date of the Annual Meeting. All Executive Officers are elected by the Board and hold office until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualify.

          NAME             AGE        POSITION HELD, YEAR FIRST ELECTED AND TERM OF OFFICE
- -------------------------  ---     -----------------------------------------------------------
Daniel P. Anderson.......  43      Vice President, Health, Safety and Environmental Affairs,
                                   July 1, 1995; Vice President, Environmental Affairs, First
                                     Chemical Corporation, 1990.
Robert B. Barker.........  50      Director, Chemicals Acquisitions, July 1, 1995 and
                                   President, Quality Chemicals, Inc., 1990.
W. P. Bartlett...........  57      President, Callidus Technologies Inc., 1989; President,
                                   Penteco Corporation, 1983-1989.
J. Steve Chustz..........  47      General Counsel, 1993; Interim General Counsel, May 1993
                                   through November 1993; Associate General Counsel, 1987.
Paul Jerry Coder.........  53      President, EKC Technology, Inc., December 1992; Vice
                                   President, Market Research, EKC Technology, Inc., June
                                     1992; Vice President, KCI Chemicals, Inc., June
                                     1987-February 1992.
Charles R. Gibson........  58      President, FirstMiss Fertilizer, Inc., 1989; Vice
                                   President, 1985-1989.
Samir A. Hakooz..........  48      President, SCE Technologies, Inc., 1992; President, Plasma
                                   Energy Corporation ("PEC"), 1991; Executive Vice President
                                     and General Manager, PEC, July 1990; Vice President of
                                     Marketing, PEC, April 1990; Vice President, Marketing and
                                     Vice President of Utility Products for General Atomics
                                     Company, through April 1990.
James L. McArthur........  52      Secretary and Manager, Investor Relations, 1993; Manager,
                                   Investor Relations, 1988.
Terry L. Moore...........  46      President, Plasma Processing Corporation, 1990; Vice
                                   President, Marketing of PEC, 1988-1990.
George M. Simmons........  52      President, First Chemical Corporation, July 1, 1995; Vice
                                   President, Marketing, First Chemical Corporation, 1985.
R. Michael Summerford....  47      Vice President and Chief Financial Officer, 1988; Vice
                                   President, 1983-1988.

          NAME             AGE        POSITION HELD, YEAR FIRST ELECTED AND TERM OF OFFICE
- -------------------------  ---     -----------------------------------------------------------
Thomas G. Tepas..........  48      President and Chief Operating Officer, August 1995; Various
                                   senior management positions with Hercules, Inc., including
                                     Senior Vice President, 1994 to August 1995; Group Vice
                                     President and President of the Food and Functional
                                     Products Division, 1992; President of the Flavor and Food
                                     Ingredients Division, 1991.
G. W. Thompson...........  53      President and Chief Executive Officer, FirstMiss Gold Inc.,
                                   September 1, 1994; Director of FirstMiss Gold, May 1994;
                                     Private Investor and Consultant, 1992-September 1, 1994;
                                     President and Chief Executive Officer, Meridian Minerals
                                     Company, a subsidiary of Burlington Resources, Inc.,
                                     1983-1992.
O. Edward Wall...........  60      Vice President, July 1, 1995; President, First Chemical
                                   Corporation, 1981-June 30, 1995.
J. Kelley Williams.......  61      Chairman of the Board and Chief Executive Officer, August
                                   1995; Chairman of the Board, President and Chief Executive
                                     Officer, 1988; President and Chief Executive Officer,
                                     1971-1988.
Frank D. Winter..........  54      Chairman, FirstMiss Steel, Inc., 1992; Self-employed
                                   consultant, 1991-1992; President, Atlas Specialty Steels,
                                     1987-1991.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION             LONG-TERM
                                       -------------------------------      COMPENSATION
                                                               OTHER        ------------       ALL
                                                              ANNUAL         SECURITIES       OTHER
                                                              COMPEN-        UNDERLYING      COMPEN-
     NAME AND PRINCIPAL                 SALARY     BONUS     SATION(1)       OPTIONS(2)     SATION(3)
          POSITION             YEAR      ($)        ($)         ($)             (#)            ($)
- ----------------------------   -----   --------   --------   ---------      ------------    ---------
J. Kelley Williams(4)           1995    450,000    360,000   114,847(5)             0         22,050(8)(9)(10)
Chairman, President &           1994    330,000    200,000          (6)             0         52,975
Chief Executive Officer         1993    430,833          0   222,214(5)        35,000         87,307
O. Edward Wall                  1995    213,115    101,000          (6)         6,700         32,309(8)(9)(10)
President, First Chemical       1994    202,265     99,200   643,912(5)(7)      3,200         29,563
Corporation                     1993    195,822     88,900   152,542(5)(7)      5,000         24,427
Charles R. Gibson               1995    181,113     86,100   401,783(5)         8,700         26,132(8)(9)(10)
President, FirstMiss            1994    168,916     82,800    35,393(5)        17,200         23,816
Fertilizer, Inc.                1993    165,605     61,300          (6)        15,000         19,821
R. Michael Summerford           1995    191,725     86,900   212,965(5)        10,200         11,701(8)(9)(10)
Vice President and              1994    182,458     73,400          (6)        21,300         11,357
Chief Financial Officer         1993    177,216          0          (6)        25,000         10,381
William P. Bartlett             1995    163,764     81,300          (6)             0          8,036(9)(10)
President, Callidus             1994    161,264          0          (6)             0          8,297
Technologies Inc.               1993    155,000     52,700          (6)             0          7,604

- ---------------

 (1) Other Annual Compensation includes payouts under Performance Option arrangements, direct cash payments related to tax reimbursements related to long-term incentives, tax planning and tax return preparation services, and imputed income and tax reimbursements resulting from the personal use of Company automobiles and country clubs. Tax reimbursement payments represent payments to eligible employees of thirty-seven percent (37%) of the Company's federal income tax deduction resulting from the exercise of Convertible Subordinated Debenture Options, NQSOs, Incentive Stock Options
     (ISO) and Performance Options. These payments are not applicable for options granted August 22, 1995.

 (2) NQSOs were granted to Officers and certain key employees of the Company in 1995, 1994 and 1993. All option awards were granted under the 1988 Long-Term Incentive Plan. No shares of Common Stock of the Company are available for the grant of awards under the 1980 Long-Term Incentive Plan.

 (3) All Other Compensation is comprised of Company contributions related to the Company's 401(k) Plan, including amounts provided by the Company's Benefits Restoration Plan ("BRP"), executive life insurance paid by the Company on the Executive Officer's behalf, and the above market portion of interest earned under the Deferred Income Plan (Plan A).

     The BRP permits participants in the 401(k) Plan to make contributions, and the Company to match the same, in amounts permitted by the 401(k) Plan but which would otherwise be in excess of those permitted by certain Internal Revenue Code limitations.

 (4) Mr. Williams' base salary was reduced twenty-five percent (25%) at his request from June 1, 1993 to July 1, 1994, in consideration of losses due to restructuring in fiscal 1993.

 (5) Tax reimbursement payments in fiscal year 1995 to Mr. Williams, Mr. Gibson and Mr. Summerford were $78,625, $386,803 and $196,493, respectively. Tax reimbursement payments in fiscal year 1994 to Mr. Wall and Mr. Gibson were $169,826 and $23,171, respectively. Tax reimbursement payments in fiscal year 1993 to Mr. Williams and Mr. Wall were $191,087 and $51,863, respectively.

 (6) Aggregate perquisites and other personal benefits were less than $50,000 or ten percent (10%) of the total annual salary and bonus reported for the named Executive Officer and thus are excluded from the table.

 (7) Includes payments received by Mr. Wall on exercise of Performance Options of $458,990 in 1994 and $80,958 in 1993. Performance Option awards are payable only in cash based on appreciation in value of units, such appreciated value being based on First Chemical Corporation's pre-tax operating profit and the price earnings multiples of a peer group of publicly held companies. Performance units are exercisable no earlier than six (6) months from date of grant and until ten (10) years from grant. The units are valued on a quarterly basis and may be exercised by the participant within fifteen (15) business days from the date of valuation.

 (8) Above market interest earned under the Deferred Income Plan in fiscal year 1995 was $0, $21,865, $17,252, and $2,482 for Mr. Williams, Mr. Wall, Mr.
     Gibson and Mr. Summerford, respectively. Mr. Williams voluntarily changed the interest rate on his deferrals effective January 1, 1994 to one hundred twenty percent (120%) of the applicable annual federal long-term rate as specified in the Internal Revenue Code. See "Directors Compensation."

 (9) Company contributions to the 401(k) Plan in fiscal year 1995 were $6,000 each for Mr. Williams, Mr. Wall, Mr. Gibson, Mr. Summerford and Mr. Bartlett, and accruals to the 401(k) related BRP were $12,000, $2,524, $1,245, $1,479 and $551 for Mr. Williams, Mr. Wall, Mr. Gibson, Mr. Summerford and Mr. Bartlett, respectively.

(10) Executive life insurance paid by the Company in fiscal year 1995 was $4,050, $1,920, $1,635, $1,740 and $1,485 for Mr. Williams, Mr. Wall, Mr.
     Gibson, Mr. Summerford and Mr. Bartlett, respectively.

                       OPTION GRANTS IN FISCAL YEAR 1995*

                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                              AT
                                              INDIVIDUAL GRANTS                    ASSUMED ANNUAL RATES OF
                               -----------------------------------------------              STOCK
                               NUMBER OF   % OF TOTAL                               PRICE APPRECIATION FOR
                               SECURITIES   OPTIONS                                        TEN-YEAR
                               UNDERLYING   GRANTED     EXERCISE                      OPTION TERM ($)(1)
                                OPTIONS      TO ALL       PRICE     EXPIRATION   ----------------------------
             NAME               GRANTED    EMPLOYEES    ($/SHARE)      DATE           5%            10%
- ------------------------------ ---------   ----------   ---------   ----------   ------------  --------------
J. Kelley Williams............        0      N/A          N/A          N/A           N/A            N/A
O. Edward Wall................    6,700         7%       32.8125      08/22/05        138,259         350,374
Charles R. Gibson.............    8,700         9%       32.8125      08/22/05        179,530         454,964
R. Michael Summerford.........   10,200        11%       32.8125      08/22/05        210,483         533,406
William P. Bartlett...........        0      N/A          N/A          N/A           N/A            N/A
- ------------------
All Stockholders..............   N/A         N/A          N/A          N/A        424,367,254   1,075,429,940
All Optionees.................   93,600       100%       32.8125      08/22/05      1,931,493       4,894,782
Optionee Gains as a % of All
  Stockholders' Gain..........                                                            .5%             .5%

- ---------------

 * Options shown in this table represent NQSOs granted to employees under the 1988 Long-Term Incentive Plan on August 22, 1995.

(1) The dollar amounts under these columns represent the potential realizable value, assuming that the market value of the Company's Common Stock appreciates from the date of grant to the expiration of the option at annualized rates of 5% and 10%. These assumed rates of appreciation have been specified by the SEC for illustrative purposes only and are not intended to forecast future financial performance or possible future appreciation in the price of First Mississippi Common Stock. Optionees will only realize value from this grant if the price of First Mississippi Common Stock appreciates, which would benefit all stockholders commensurately.

             FISCAL YEAR 1995 OPTION EXERCISES AND YEAR END VALUES

                                                                                             AGGREGATE VALUE OF
                                                              NUMBER OF SECURITIES        UNEXERCISED, IN-THE-MONEY
                               NUMBER OF                     UNDERLYING UNEXERCISED         OPTIONS AT 6/30/95($)
                                SHARES                         OPTIONS AT 6/30/95        ---------------------------
                               ACQUIRED        VALUE       ---------------------------   EXERCISABLE   UNEXERCISABLE
            NAME              ON EXERCISE   REALIZED($)    EXERCISABLE   UNEXERCISABLE       (1)            (2)
- ----------------------------- -----------   ------------   -----------   -------------   -----------   -------------
J. Kelley Williams...........    40,000         212,500      335,000        0              7,576,563        N/A
O. Edward Wall...............        --              --       36,200        0                767,000        N/A
Charles R. Gibson............    94,200       1,045,413       17,200        0                327,875        N/A
R. Michael Summerford........    42,700         531,063       93,300        0              1,921,281        N/A
William P. Bartlett..........        --              --          N/A       N/A                   N/A        N/A

- ---------------

(1) Value was computed as the difference between the individual option price and the per share closing price of First Mississippi Common Stock on June 30, 1995, as reported on the consolidated transaction system for New York Stock Exchange issues. Only options with fair market values in excess of the exercise price are reflected in this column.

(2) No value is shown because there were no unexercisable options at fiscal year end.

            LONG-TERM INCENTIVE PLAN -- AWARDS IN FISCAL YEAR 1995*

                                                   PERFORMANCE OR        ESTIMATED FUTURE PAYOUTS UNDER
                                                 OTHER PERIOD UNTIL      NON-STOCK PRICED-BASED PLANS($)
                                   NUMBER OF       MATURATION OR        ---------------------------------
              NAME                   UNITS             PAYOUT           THRESHOLD     TARGET      MAXIMUM
- ---------------------------------  ---------     ------------------     ---------     -------     -------
William P. Bartlett(1)...........    3,500             5 years                --      140,000         --

- ---------------

 * Options shown in this table represent performance units granted on August 22, 1995.

(1) In 1991, the Board adopted a performance unit plan for Callidus Technologies Inc. providing for annual performance award grants payable in cash only at the end of a five (5) year period. Each annual grant specifies earnings targets for the performance period and a unit valuation formula based on actual operating results versus targets. The threshold (or minimum) payout may be zero. There is no limit on the maximum payout. To date, no value has been realized on these performance units.

                               OTHER COMPENSATION

     In 1970, the stockholders authorized the noncontributory Retirement Plan for the Employees of First Mississippi. Employees become one hundred percent (100%) vested after five (5) years of employment. The plan provides for normal retirement at age sixty-five (65) with actuarially adjusted provisions for early and postponed retirement dates. Retirement benefits are based on years of service and average compensation (wages and salary) of the five (5) highest consecutive years during employment. The benefits listed in the table below are not subject to any reduction for social security or other offset amounts.

     The following table shows the estimated annual retirement benefit payable to participating employees including Executive Officers based on earnings and years of service classifications as indicated.

                 AVERAGE ANNUAL                 ESTIMATED ANNUAL BENEFITS FOR YEARS OF CREDITED
                  COMPENSATION                                      SERVICE
                   (5 HIGHEST                   -----------------------------------------------
               CONSECUTIVE YEARS)               10 YEARS     20 YEARS     30 YEARS     40 YEARS
    -----------------------------------------   --------     --------     --------     --------
       $100,000..............................   $ 17,712     $ 35,424     $ 53,136     $ 70,848
        150,000..............................     26,712       53,424       80,136      106,848
        200,000..............................     35,712       71,424      107,136      142,848
        300,000..............................     53,712      107,424      161,136      214,848
        400,000..............................     71,712      143,424      215,136      286,848
        450,000..............................     80,712      161,424      242,136      322,848
        500,000..............................     89,712      179,424      269,136      358,848

     The table includes amounts that exceed limitations allowed under Section 415 of the Code. The Company's BRP provides that if a retired employee's benefits calculated under the Retirement Plan exceed the maximum allowed under the Code, the Company will supplement such employee's benefits to the extent such benefit is in excess of the limitation.

     Years of service for the Executive Officers listed in the Summary Compensation Table are: J. Kelley Williams, twenty-nine (29) years; Charles R. Gibson, twenty-five (25) years; O. Edward Wall, twenty-three (23) years; R. Michael Summerford, seventeen (17) years; and William P. Bartlett, six (6) years.

     Termination Agreements. Effective August 22, 1995, the Board approved Termination Agreements for the Executive Officers of the Company, including J. Kelley Williams, Charles R. Gibson, O. Edward Wall, R. Michael Summerford and William P. Bartlett. The Agreements are contingent upon a Change of Control, as defined in the Agreements, and provide for three-year terms which are automatically extended unless the Company determines not to renew or in the event of a Change of Control of the Company. Each individual, other than the Chief Executive Officer, would be paid upon termination without cause or upon resignation for good reason within three (3) years of a Change of Control, three
(3) times the sum of the five-year average of his annual base salary and bonus. The Chief Executive Officer would receive the same payment upon his resignation for any reason within three (3) years of a Change of Control. Upon termination, the individual would have the option, unless he notifies the Company otherwise, to receive a cash payment equal to the cash value of all his NQSOs, Debenture Options and Debentures, whether then exercisable or not. Following termination, the Company will pay amounts previously due to individuals for early stock disposition of grants issued in 1994 and earlier under the Company's tax sharing plan. No individual would receive payments in the event of death, disability or termination for cause. In addition, the Agreements provide for an additional payment to be made by the Company to the Chief Executive Officer if any of the severance payments provided for by the Agreements or any other payments made pursuant to a Change of Control of the Company (the "Total Payments") become subject to an additional tax ("Excise Tax") imposed by Section 4999 of the Code, such that the net of all of the payments received by the Officer after the imposition of the Excise Tax on the Total Payments and any federal income tax on the additional payment shall be equal to the Total Payments.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The CEO serves as a member ex-officio of the Compensation & Human Resources Committee, but may not serve as Chairman or vote or participate in or be present for Committee decisions regarding his own compensation. He does not make recommendations about nor participate in decisions regarding any aspect of his compensation.

     In addition, Mr. Crook, who retired from the Company as Vice President in 1985, is Chairman of MCI and Mr. Summerford, an Executive Officer of the Company, and Mr. McAuley, a former Executive Officer of the Company, are directors of MCI. Mr. McAuley also serves on its Compensation Committee.

                COMPENSATION & HUMAN RESOURCES COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Philosophy. The Company's compensation philosophy is designed to maximize stockholder value and serve the best interest of stockholders and employees. The philosophy incorporates the following principles:

        (a) Compensation should attract and retain qualified employees and stimulate their useful and profitable efforts on behalf of the Company;

        (b) Compensation should be internally equitable and externally competitive; and

        (c) Compensation should be defined broadly and comprehensively.

     Committee Members. The Compensation & Human Resources Committee (the "Compensation Committee") is a Committee of the Board composed of not less than three (3) Directors who are not officers or regular employees of the Company or of any subsidiary of the Company. The Chief Executive Officer ("CEO") of the Company is also a member ex-officio but may not serve as chairman or vote or participate in or be present for Compensation Committee decisions regarding his own compensation. The Compensation Committee selects and is advised by independent outside consultants as considered appropriate.

     Charter. The Compensation Committee operates under a charter approved by the Board in August 1990, and amended in August 1994, which formally defines responsibilities, authorities, and procedures. The charter provides for members to be elected annually by the Board. The chairman is elected annually by the Compensation Committee, but may not serve longer than three consecutive years. The primary responsibility of the Compensation Committee is to assure development, implementation, and maintenance of competitive compensation and benefits to attract, motivate, and retain qualified officers, management, and employees.

     Overall compensation and benefits are targeted at the median or mid-market of peer companies. Compensation includes base pay and annual and long-term performance incentives. Incentives are tied to financial results versus peer companies and/or to specific performance objectives linked to stockholder value. Peer companies are public companies with products and markets and other characteristics comparable to the Company and/or its subsidiaries.

     Duties. The Compensation Committee's duties include the following:

        (a) To recommend to the Board compensation policies for the Company and its subsidiaries;

        (b) To recommend to the Board the base salary and annual incentive awards for Executive Officers;

        (c) To review and report to the Board base salaries and annual incentive awards for other highly compensated officers and employees; and

        (d) To designate participants and grant awards under the Long-Term Incentive Plan.

COMPONENTS OF EXECUTIVE COMPENSATION

     Base Salary. The Compensation Committee annually reviews and compares base salaries and salary ranges for similar positions in other companies in relevant markets defined by company size, industry and location. Executive, technical and other highly compensated positions are valued in the national market using data developed by nationally recognized compensation consulting firms. The published compensation data used by the Compensation Committee to establish base salary ranges is not necessarily comprised of the same peer group of companies included in the Five-Year Cumulative Total Return Graph. Salary ranges and actual salaries are adjusted annually, taking into consideration position value, market pricing, operating results, individual performance and other relevant factors.

     The Compensation Committee recommended and the Board approved merit increases to the four (4) named Executive Officers other than the CEO which averaged 5.8% in fiscal 1995.

     Annual Incentive Awards. Annual incentive awards, in the form of cash payments, are designed to achieve specific short-term results and to further long-term objectives. Financial and other objectives for the Company, subsidiaries, and program participants are set at the beginning of each fiscal year. The process involves the Board, the Compensation Committee, the CEO, and program participants. The Compensation Committee annually reviews and recommends to the Board participation and award opportunity. Award opportunity is based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, incentives are awarded following review of Company and subsidiary results and performance versus objectives and peer results and personal performance of participants versus objectives. As a general rule, no awards are made unless the Company is profitable. However, awards have been made for superior individual performance in profitable subsidiaries when the Company has had a loss.

     The Compensation Committee recommended and the Board approved $355,300 in annual incentive awards for the four (4) named Executive Officers other than the CEO based on Company and subsidiary financial results, performance compared to peers and achievement of personal objectives for fiscal 1995.

     Long-Term Incentive Awards. Participation in the Long-Term Incentive Plan is limited to officers and key managers based on responsibility, authority, potential impact on the Company, and competitive practice for similar positions in peer companies. The Compensation Committee annually reviews and approves participation and potential award ranges. Award ranges are based on guidelines developed by nationally recognized compensation consultants. At fiscal year end, the Compensation Committee reviews Company condition and performance versus long-term goals and recommends awards under the Long-Term Incentive Plan. Awards may be in the form of stock options, debenture options, restricted stock, stock appreciation rights, performance units, supplemental cash, or other such forms as appropriate.

     The Company also has adopted five (5) Performance Unit Plans outside of the Long-Term Incentive Plans for certain of its non-public subsidiaries in which subsidiary executive officers participate. In four (4) plans, awards are payable in cash only based on the subsidiary's profits and price earning multiples of a group of publicly held peer companies. In the other plan, awards are payable in cash only at the end of a five-year period based on actual results versus targets.

     The Compensation Committee granted 25,600 nonqualified stock options and 3,500 performance units to the four (4) named Executive Officers excluding the CEO for fiscal 1995.

     CEO Compensation. At fiscal year end, the independent Directors evaluate the CEO's performance versus objectives established at the beginning of the year. The Compensation Committee considers this evaluation and compensation at peer companies in its review and makes a recommendation to the Board regarding CEO compensation. Mr. Williams' performance review in fiscal 1995 included an assessment of total return to shareholders versus peers, return on equity, operating earnings compared to budget and prior year, financial performance versus peers, restructuring and dispositions, balance sheet improvements and market capitalization. Based on the Compensation Committee's recommendation, the Board approved an annual incentive of $360,000. Mr. Williams' salary was also increased to $450,000 effective July 1, 1994, which is a 2.3% increase over his salary before the June 1, 1993 reduction (see Summary Compensation Table).

                                COMPENSATION & HUMAN RESOURCES COMMITTEE

                                Richard P. Anderson, Chairman
                                James E. Fligg
                                Charles P. Moreton
                                Maurice T. Reed, Jr.

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively the "Acts"), except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                               PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return on First Mississippi's Common Stock during the five (5) year period ended June 30, 1995 to the Standard and Poor's 500 Stock Index and that of peer issuers selected by the Company over the same period. The graph assumes a one hundred dollar ($100) investment on June 30, 1990.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                         FIRST MISSISSIPPI CORPORATION
                           S&P 500 INDEX & PEER GROUP

      MEASUREMENT PERIOD         FIRST MISSIS-    S&P 500 IN-
    (FISCAL YEAR COVERED)         SIPPI CORP.         DEX         PEER GROUP
6/30/90                                 100.00          100.00          100.00
6/30/91                                  97.65          107.39           87.35
6/30/92                                 100.47          121.73           86.58
6/30/93                                  87.81          138.26          100.23
6/30/94                                 142.55          140.24          109.70
6/30/95                                 323.30          176.73          111.69

     The peer group consists of public companies operating in the same industries as First Mississippi. Peer companies were grouped by industry and weighted by market capitalization. Industry indices were then weighted by the Company's asset mix, including chemicals, fertilizer, gold, oil and gas and coal. The latter two were excluded for 1994 and 1995 due to the Company's disposition of its oil and gas and coal operations and are not a part of 1994's or 1995's operating results.

     Companies in the 1995 peer group are: Agnico-Eagle Mines, Atlas Corporation, Battle Mountain Gold, Dexter Corporation, Echo Bay Mines, Ltd., FMC Gold, Freeport McMoRan Resource Partners, L.P., IMC Fertilizer Group, MacDermid, Inc., New Jersey Steel, NS Group, Olin Corporation, Quaker Chemical and Terra Industries. Energy companies included in 1991-1993 comparisons are: Amax, Inc., AOI Coal, ENSERCH Corporation, Forest Oil, Wainoco Oil and Westmoreland Coal. Quantum Chemical was removed from the 1994 comparisons after being bought by Hanson plc.

                                  PROPOSAL II

                 APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN

     The Company's 1995 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors on August 22, 1995, subject to shareholder approval. The purpose of the Plan is to further the growth in earnings and market appreciation of the Company by providing long-term incentive to directors and employees of the Company and its subsidiaries, partnerships and joint ventures. The Company believes the Plan will help attract, retain and motivate officers, directors and key employees of high caliber and good potential and promote the alignment of the participants' interests with that of the Company's shareholders. The Plan provides for the granting from time to time, of incentive compensation in the form of stock options, stock appreciation rights, performance shares and performance units, restricted stock, supplemental payments and conversion awards ("Awards").

     If the Shareholders approve the Plan, the Company intends to discontinue the grant of awards under the 1988 Long-Term Incentive Plan.

     Set forth below is a brief description of the major features of the Plan, which description does not purport to be complete and is qualified in all respects by the terms of the Plan, a copy of which is attached as Appendix A.

ADMINISTRATION

     The Plan shall be administered by a committee of at least two (2) members appointed by the Board of Directors (the "Committee"). Each member of the Committee shall be a member of the Board of Directors and shall be considered "disinterested" within the meaning of Rule 16b-3 ("Rule 16b-3") as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has full and final authority to interpret the provisions of the Plan and to grant Awards pursuant to the Plan, with the following exceptions: (1) the Committee has no discretion to determine Awards granted to Nonemployee Directors and (2) the Company's Chief Executive Officer (or some other officer designated by the Committee) has the authority to grant Awards to newly hired employees who are not executive officers, subject to such limitations as may be established by the Committee.

ELIGIBILITY FOR PARTICIPATION

     Employees, Subsidiary Directors and Nonemployee Directors are all eligible to participate in the Plan. Nonemployee Directors are those directors of the Company who are not also employees of the Company or any subsidiary. Subsidiary Directors are members of the Board of Directors of any Company subsidiary, other than a subsidiary whose equity securities have been registered under the Securities Act of 1933, as amended, or the Exchange Act, who are not employees or Nonemployee Directors. Nonemployee Directors are entitled to participate in the Plan only with respect to the grant of certain director stock options (described below) and conversion Awards (described below). The Committee has the sole discretion to determine and designate those employees and Subsidiary Directors that are to receive Awards. Since designation of participants is subject to the discretion of the Committee, the approximate number of eligible participants in the Plan is impossible to estimate at this time.

SHARES SUBJECT TO THE PLAN

     A maximum of 980,000 shares of the Company's $1.00 par value common stock (the "Common Stock") may be issued pursuant to the Plan, provided, however, that no more than 240,000 shares may be granted in the form of restricted stock Awards. Shares issued pursuant to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock held as treasury shares. Any shares forfeited pursuant to the terms of the Plan shall again be available for grant under the Plan. The maximum number of shares with respect to which any employee may be awarded stock options, restricted stock or stock appreciation rights in any calendar year is limited to 60,000 shares.

AWARDS

     EMPLOYEES AND SUBSIDIARY DIRECTORS. The Committee has the discretion to grant any of the Awards described below to employees or Subsidiary Directors. These Awards are not transferable, except by will or the laws of descent or distribution, except the Committee may, in its sole discretion, when and if permitted by Rule 16b-3, establish guidelines providing for the irrevocable transfer, without payment of consideration, of any Stock Option, other than Incentive Stock Options, by the Participant to a member of the Participant's immediate family or to a trust or partnership whose beneficiaries are members of the Participant's immediate family.

     Stock Options. Options granted pursuant to the Plan may be either in the form of incentive stock options (which are options that meet the requirements of Section 422 of the Internal Revenue Code (the "Code")) or in the form of nonqualified stock options. A stock option gives the holder the right to purchase, during the term of the option, a number of shares of Common Stock at a price determined on the date the option is granted. The option exercise price and the time or times at which the option may be exercised are determined by the Committee at the time of grant, except that the option price may not be less than one hundred percent of the fair market value of the Common Stock on the date of grant. The value of the Company's Common Stock as of September 1, 1995 was $32.50. The option price may be paid in cash, or in the form of Common Stock owned by the option holder at least six months prior to exercise, based on the fair market value of such Common Stock on the date of exercise, or a combination of cash and Common Stock. In addition, an option holder may exercise an option by providing assurance from a broker registered under the Exchange Act of delivery of the proceeds of an imminent sale of the stock to be issued pursuant to the exercise. Stock options may be exercised at such time or times as may be specified at the time of grant, but in no event more than ten years after the date of grant.

     Stock Appreciation Rights ("SARs"). SARs may be granted in connection with all or any part of a previously or contemporaneously granted stock option or unrelated to any option. SARs entitle the holder, upon exercise of the SAR, to receive an amount equal to the difference between the fair market value of shares of Common Stock with respect to which the SAR is being exercised and the price specified by the Committee. Payment may be made in cash, in shares of Common Stock, or a combination of the two, as the Committee determines. A SAR may be exercised at such times as may be specified by the Committee provided that no SAR shall be exercisable earlier than six months after grant and no later than ten years after grant.

     Performance Shares and Performance Units. Performance Shares or Units give the holder the right to receive shares of Common Stock or a cash payment specified by the Committee at the end of a specified performance period if specified performance goals are met. Performance goals are related to the performance of the Company or one or more subsidiaries or a combination thereof. When circumstances occur that cause predetermined performance objectives to become an inappropriate measure of performance, the Committee, in its discretion, may adjust the performance goals, except for an Award intended to qualify under Section 162(m) of the Code.

     Restricted Stock. In a restricted stock Award, shares of Common Stock are granted to an employee for no consideration, but are subject to such conditions, terms and restrictions for such period or periods as shall be determined by the Committee or as expressly stated in the Plan. During the restricted period, the participant shall be entitled to vote the shares but shall not assign, transfer, pledge or otherwise encumber such shares. The Committee has the power to accelerate the termination of the applicable restricted period with respect to part or all of any restricted stock Award.

     Supplemental Payments. The Committee has the discretion to determine that any Award may provide for a supplemental payment to a participant after the exercise, lapse of restrictions or payment for such Award. The Committee shall set the terms and conditions of such supplemental payments, provided however, that the amount of the payment may not exceed, in the case of a stock option, the excess of fair market value on the date of exercise over the option exercise price multiplied by the number of shares for which such option is exercised, and in the case of a SAR, performance unit, performance share or restricted stock Award, the value of the shares and other consideration issued in payment of such Award.

     NONEMPLOYEE DIRECTORS. Immediately after the Company's 1995 Annual Meeting and each year thereafter for the life of the Plan, each Nonemployee Director will be granted a nonqualified stock option (a "Director Stock Option"). The number of shares represented by such option will be determined based on the Company's performance. Item 7(a) to the Plan sets forth the formula pursuant to which each Award is determined. The exercise price for each Director Stock Option is the fair market value as of the date of the grant of the option. Each Director Stock Option vests six months after the date of grant and terminates on the tenth anniversary of the date of grant. In the event a Nonemployee Directors' Board service is terminated due to death, disability, or normal retirement, his option will terminate on the first anniversary of his termination. Any Director Stock Option that has not vested at the time of termination is forfeited.

CONVERSION AWARDS

     EMPLOYEES. Employees designated by the Committee may make an irrevocable election to receive share units in exchange for some portion of their cash compensation (base salary or annual incentives). A share unit is the right to receive an amount of cash or Common Stock equal to the value of a share of Common Stock at a future date. The share unit may be acquired at a per share exchange price of eighty-five percent of the fair market value of the Common Stock determined as of the first business day in January if base salary is deferred or the day the annual incentive is awarded if annual incentive is deferred. All share units are subject to conditions, terms and restrictions set by the Committee that lapse as to twenty percent of such shares one year from the first business day in January for base salary or on the first anniversary of the date the annual incentive is paid, with an additional forty percent lapsing on the second anniversary or year and the final forty percent lapsing on the third anniversary or year. In addition, dividends earned pursuant to the share units are reinvested in the form of additional share units. If an employee's employment is terminated at any time, any share units still subject to restrictions shall be forfeited immediately and the employee shall receive a payment equal to the lower of the fair market value of the forfeited shares on the date of termination or the amount of compensation the employee forwent in exchange for the forfeited shares, multiplied by the percentage of such compensation collected by the Company prior to the date of termination.

     DIRECTORS. Directors (both Subsidiary and Nonemployee) may also make an irrevocable election to receive share units in exchange for all or some portion of their annual retainer at a per share unit exchange price that is eighty-five percent of fair market value of Common Stock determined as of the first day of the year which all or a portion of the deferred retainer was to be paid. Such share units received by a director may not be sold, transferred, pledged or otherwise encumbered for a five year period, and the director must remain in the service of the Company or a subsidiary for the full five year period. In addition, dividends earned pursuant to the share units are reinvested in the form of additional share units. If a director's service is terminated due to death or disability within the five year restricted period, all share units will vest immediately. If such termination is for normal retirement, all such Share Units shall vest at the end of a five (5) year period from date of receipt. If the director's service is terminated for some other reason, all such share units will be forfeited and the director will receive a payment equal to the lesser of the fair market value of the share units on the date of termination or the amount of deferred annual retainer multiplied by the percentage of the deferred annual retainer collected by the Company prior to the date of termination. Once the Share Units become vested, the Company shall make payment in the form of Common Stock in an amount equal to the number of such Share Units.

ADJUSTMENTS

     In the event of any change in the capitalization of the Company by reason of a dividend, stock split or combination or any similar change or a merger, consolidation, recapitalization, reclassification of shares or similar reorganization, the Plan provides that the Committee may make certain adjustments, if any, to (a) the number of shares of stock which may be issued under the Plan, (b) the number of shares issuable and the exercise price per share pursuant to an outstanding Award theretofore granted under this Plan and,
(c) the number and kind of shares which may underlie an Award granted.

DURATION OF PLAN; AMENDMENT OR TERMINATION

     The Plan shall remain in effect until all Awards have been satisfied, but no Award shall be granted more than ten years after the date of approval of the Plan by the shareholders. The Committee may at any time suspend, terminate, modify or amend the Plan, but any amendment that requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other applicable law, rule or regulation shall not be effective unless approved by the requisite shareholder vote. In addition, no such action by the Committee may adversely affect any previously granted Award without the consent of the Award recipient.

CHANGE IN CONTROL

     In the event of a "change in control" (as defined in the Plan), all outstanding stock options, SARs and other awards shall automatically become fully vested or exercisable in full.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief and general discussion of the principal federal income tax rules applicable to Plan Awards:

     Stock Options. There is no tax incurred by the participant (or expense deduction for the Company) upon the grant. At the time of exercise of a nonqualified stock option, the difference between the exercise price and the fair market value of Common Stock on the date of exercise will constitute ordinary income. The Company will be allowed a deduction equal to the amount of ordinary income realized by the participant. In the case of incentive stock options, although no income is realized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value on the date of exercise over the exercise price is treated by the participant as an item of tax preference for alternative minimum tax purposes. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt or within two years after the grant of the stock option, gain or loss realized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition, the participant may realize ordinary income and the Company will be entitled to a deduction, equal to the amount of such income, at the time such income is realized by the participant.

     SARs. The participant will not realize any income at the time of grant of a SAR. Upon the exercise of a SAR, any cash received and the fair market value of the exercise date of any shares of Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

     Restricted Stock. A participant normally will not realize taxable income upon an award of restricted stock, and the Company will not be entitled to a deduction, until the termination of the restrictions, except with respect to the dividends, or dividend equivalents, received by the participant. Upon termination of restrictions, the participant will realize ordinary income in an amount equal to the fair market value of the Common Stock at that time and the Company will be entitled to a deduction in the same amount. However, a participant may elect to realize ordinary income in the year the restricted stock is awarded in an amount equal to the fair market value at the time of the Award, determined without regard to the restrictions. In this event, the Company will be entitled to a deduction in such year in the same amount, and any gain or loss realized by the participant upon subsequent disposition of the stock will be capital gain or loss. If, after making this election, any restricted stock is forfeited, or if the market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a deduction.

     Performance Shares and Performance Units. A participant normally will not realize taxable income upon the award of performance units or performance shares. Subsequently, when conditions and requirements established with respect to the grants have been satisfied so that the units or shares are no longer subject to a substantial risk of forfeiture, then any cash and the fair market value of any shares of Common Stock received will constitute ordinary income to the participant in the year in which such event occurs, and the Company will be entitled to a deduction in the same amount. Recipients of Performance Awards may make an election to realize ordinary income in the year of receipt in the same manner as described above for recipients of restricted stock Awards.

     Conversion Awards. A participant normally will not realize taxable income upon the award of share units, and the Company will not be entitled to a deduction until the conditions and requirements placed on the award have lapsed. A share unit shall also appreciate in value in an amount equal to the dividend paid on a share of Common Stock. Such appreciation in value shall be reinvested in the form of additional share units. The Company will not be entitled to a deduction for such additional amounts until the conditions and requirements placed on the award have lapsed. Subsequently, when all conditions and requirements established with respect to the award have lapsed, any cash or Common Stock received, or not subject to substantial risk of forfeiture, whichever occurs earlier, will constitute ordinary income to the participant in the year in which paid or when no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in the same amount.

     Withholding. The Company shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state, or local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment to be made to the participant, pursuant to the Plan or otherwise.

     The table below sets forth the benefits or amounts which would have been received by each of the identified participants for the last completed fiscal year had the Plan been in effect in that year.

NEW PLAN BENEFITS

     The only benefits presently determinable under this proposed plan are the number of nonqualified stock options that will be awarded to the Nonemployee Directors if the Plan is approved. In accordance with Item 7(a) to the Plan, each of the Company's current eleven (11) Nonemployee Directors would receive options to purchase 1,500 shares of the Company's Common Stock immediately after the adjournment of the Company's 1995 Annual Meeting on November 10, 1995, at a price determined at that time.

     THE BOARD RECOMMENDS A VOTE FOR THE 1995 LONG-TERM INCENTIVE PLAN.

     Voting Procedures for Approval of the Plan. Stockholders have the right to vote "For," "Against" or "Abstain" when voting on the adoption of the Plan. Pursuant to the Bylaws and Mississippi law, the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum to convene the Annual Meeting. Therefore, any proxy authorized to be voted at the Annual Meeting on any matter, whether or not marked to "Abstain" or to effect a broker non-vote, will be counted in establishing a quorum. Approval of the Plan will require the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting and entitled to vote for approval of the Plan, in person or by proxy. Consequently, abstentions will have the effect of a vote against the Plan, but broker non-votes will not affect the outcome of the vote. In the absence of specific instructions, proxies will be voted for the approval of the Plan.

                                    AUDITORS

     The accounting firm of KPMG Peat Marwick LLP ("KPMG") was approved by the Board to serve as independent auditor of the Company for fiscal year 1996.

     KPMG has served as independent auditor of the Company for the past thirty-three (33) years. The Company has been advised that neither KPMG nor any of its associates has a material interest in the Company or any affiliate thereof. Representatives of KPMG are expected to be present at the Annual Meeting of Stockholders, will be afforded an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The management of the Company knows of no other matter which may come before the Annual Meeting. However, if any matter other than those referred to herein should properly come before the meeting, the proxies will be voted with respect thereto in accordance with the judgment of the proxy holder.

     Please sign the enclosed proxy and return it in the return envelope promptly.

                                    /s/ JAMES L. McARTHUR
                                    JAMES L. McARTHUR
                                    Secretary

                                                                      APPENDIX A

                         FIRST MISSISSIPPI CORPORATION
                         1995 LONG TERM INCENTIVE PLAN

1. PURPOSE

     The purpose of this Plan is to further the growth in earnings and market appreciation of First Mississippi Corporation by providing long-term incentives to directors, officers, and employees of the Company and its subsidiaries, partnerships and joint ventures. The Company intends that the Plan will help attract, retain and motivate officers, directors and key employees of high caliber and good potential and promote the alignment of the participants' interests with that of the Company's shareholders.

2. DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings set forth below:

     "Annual Incentive" means an amount payable pursuant to any short term incentive compensation plan or sales incentive plan of the Company.

     "Award" means an award granted under this Plan.

     "Base Salary" means the regular salary paid to an employee. Base Salary shall not include bonuses or other forms of compensation which are not considered regular earnings by the Company.

     "Board" means the Board of Directors of the Company.

     "Cash Retainer" means the regular retainer payment paid to a Director. Cash Retainer shall not include meeting fees or committee fees or other forms of compensation which are not considered a regular component of a Director's retainer.

     "Change in Control" shall have the meaning set forth in Paragraph 20.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the committee appointed by the Board to administer the Plan. The Committee shall consist of two or more members of the Board who are "disinterested persons" within the meaning of
Rule 16b-3.

     "Company" means First Mississippi Corporation.

     "Conversion Award" means an Award issued in place of cash compensation, pursuant to Paragraph 8 of the Plan.

     "Employee" means any officer or other employee of the Company or a Subsidiary.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Date" means the date upon which cash compensation is replaced by a Conversion Award. For purposes of:

     (a) base salary, that date shall be the first business day of January.

     (b) annual incentives, that date shall be the date on which the annual incentive is paid.

     (c) director retainer payments, that date shall be the first day each year that a retainer payment is made.

     "Fair Market Value" means, as of any date, the average of the highest and lowest prices at which the Stock is traded on such date on the principal market on which the Stock is traded, or if the Stock is not traded on such date, on the immediately preceding date on which the Stock is traded.

     "Incentive Stock Option" means an option meeting the requirements of
Section 422 of the Code.

     "Nonemployee Director" means a member of the Board who is not an employee of the Company or any Subsidiary.

     "Nonqualified Stock Option" means an option that is not an Incentive Stock Option.

     "Participant" means an Employee, Nonemployee Director or Subsidiary Director who has been selected by the Committee to receive an Award under the Plan.

     "Performance Period" means the period of time designated by the Committee in which an Award may be earned.

     "Performance Shares" means shares of Stock that may be earned under the Plan, subject to the satisfaction of certain performance criteria over a Performance Period.

     "Performance Units" means a dollar denominated unit that may be earned under the Plan, subject to the satisfaction of performance criteria over a Performance Period.

     "Plan" means this First Mississippi Corporation 1995 Long Term Incentive Plan, as amended from time to time.

     "Restricted Stock" means shares of Stock which may be earned under the Plan, subject to continued employment or other vesting criteria.

     "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as amended from time to time.

     "Share Unit" is the right to receive an amount of cash or Stock equal to the value of a share of Stock at a future date.

     "Stock" means the common stock of the Company.

     "Stock Option" means an option granted pursuant to the Plan, whether an Incentive Stock Option or a Nonqualified Stock Option.

     "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has at least a fifty percent beneficial ownership interest.

     "Subsidiary Director" means a member of the Board of Directors of a Subsidiary, other than any subsidiary whose equity securities have been registered for a public offering under the Securities Act of 1933 or have been registered under the Exchange Act, who is not an Employee or a Nonemployee Director.

3. ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have full and final authority in its discretion to conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the Employees and Subsidiary Directors to whom Awards shall be made under the Plan; to determine the type of Award to be made and the amount, size and terms of each such Award; to determine the time when Awards will be granted to Employees and Subsidiary Directors; and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the above:

     (a) The Committee shall not have any discretion with respect to awards to Nonemployee Directors, including without limitation, the determination of which Nonemployee Directors are to receive Awards, the number of shares of Stock subject to any such Awards to Nonemployee Directors, the exercise or purchase price thereof, the type of Awards so granted or the time of grant; and

     (b) The Company's Chief Executive Officer or some other officer designated by the Committee shall have the authority to grant for purposes of
        Section 16 of the Exchange Act, Awards to newly hired employees who are not executive officers of the Company, subject to such limitations as may be established by the Committee.

4. PARTICIPATION

     (a) The Committee, in its discretion, may grant Awards to any Employee or Subsidiary Director, subject to the provisions of the Plan. No Employee or Subsidiary Director shall be entitled as a matter of right to receive an Award, nor shall the grant of an Award entitle an Employee or Subsidiary Director to receive any future Award.

     (b) Nonemployee Directors are entitled to participate in the Plan solely with respect to the grant of Director Options pursuant to Paragraph 7 and Conversion Awards pursuant to Paragraph 9.

5. SHARES SUBJECT TO THE PLAN

     (a) A maximum of 980,000 shares of Stock may be issued pursuant to the Plan provided, however, that no more than 240,000 shares may be granted in the form of Restricted Stock Awards. The total number of shares authorized and the number of shares which may be granted in the form of Restricted Stock Awards are subject to adjustment pursuant to Paragraph
        17. Shares issued pursuant to the Plan shall be either authorized but unissued shares of Stock or shares of Stock held as treasury stock.

     (b) To the extent that any Award is canceled or forfeited, or terminates, expires, or lapses for any reason, any unissued shares of Stock subject to such Award shall again be available for grant under the Plan.

     (c) Any Awards granted in substitution for awards or rights issued by a company that is acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

     (d) Subject to adjustment pursuant to Paragraph 17, the maximum number of shares of Stock with respect to which any Employee may be awarded Stock Options, Restricted Stock or Stock Appreciation Rights in any calendar year under Paragraph 6 shall be 60,000 shares.

6. AWARDS TO EMPLOYEES AND SUBSIDIARY DIRECTORS

     As the Committee may determine, the following types of Awards may be granted under the Plan to Employees and Subsidiary Directors, either alone, in combination or an alternative basis:

     (a) Stock Options: Stock Options shall be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Stock Options shall be granted with an exercise price which shall not be less than one hundred percent of Fair Market Value on the date of grant.

        Incentive Stock Options shall comply with the provisions of Section 422 of the Code and to the extent the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year under all plans of the Company and its parent and Subsidiaries exceeds $100,000, such options shall be treated as Nonqualified Stock Options.

        A Stock Option may be exercised at such times as may be specified by the Committee at the time of grant, provided that no Stock Option granted under this Paragraph 6 shall be exercisable later than ten years after grant, or, in the case of Participants subject to Section 16 of the Exchange Act, earlier than six months after grant and provided further that the Committee may at any time before complete termination of a stock option, accelerate the time or times at which such option may be exercised, if whole or in part.

     (b) Stock Appreciation Rights: Stock Appreciation Rights shall entitle a Participant to receive upon exercise, for each stock appreciation right exercised, (i) the excess of the Fair Market Value of a share of Stock at the time of exercise, over a price specified by the Committee, multiplied by (ii) the number of Stock Appreciation Rights exercised. The price specified by the Committee shall not be less than one hundred percent of Fair Market Value at the time the Stock Appreciation Right was granted, or, if connected with a previously issued stock option, the Fair Market Value at the time such previously issued stock option was granted. A Stock Appreciation Right may be granted in tandem with all or any portion of a previously or contemporaneously granted stock option (including, in addition to Stock Options granted under the Plan, options granted under other plans of the Company), or not in connection with a stock option.

        Payment pursuant to a Stock Appreciation Right may be made in the form of Stock, cash or a combination thereof, as the Committee may determine. A Stock Appreciation Right may be exercised at such times as may be specified by the Committee, either at the time of grant or thereafter, provided that no Stock Appreciation Right shall be exercisable earlier than six months after grant nor later than ten years after grant.

     (c) Performance Shares and Performance Units: An Award of Performance Shares or Performance Units shall entitle a Participant to receive Stock or a cash payment specified by the Committee, depending upon the attainment of performance criteria over a Performance Period. The Performance Period and performance criteria shall be specified by the Committee and may relate to the performance of the Company or one or more Subsidiaries or a combination thereof. Other than an Award intended to qualify under Section 162(m) of the Code, the Committee may adjust previously established performance criteria and other terms and conditions of an Award, at any time prior to the determination of the payment amount, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or non-recurring items or events, in each case in order to prevent dilution or enlargement of rights.

        Payment pursuant to an Award of Performance Shares or Performance Units shall be made following the Committee's determination of the extent to which the performance criteria were satisfied, and shall be made in the form of Stock, cash or a combination thereof, as the Committee may determine. Payment shall be made as promptly as practicable following the end of the Performance Period unless deferred subject to such terms and conditions as may be prescribed by the Committee. The Committee may authorize payments in Stock (in the form of any Award available under the Plan) under any previously existing performance unit or performance share plans of the Company or any Subsidiary.

     (d) Restricted Stock: Awards of Restricted Stock shall be issued in the name of a Participant as soon as practicable following the date of grant by the Committee. Such Awards shall be subject to such conditions, terms and restrictions (including performance-based or employment-based vesting, forfeiture conditions and transfer restrictions) and shall be for such period or periods as shall be determined by the Committee or as expressly stated in the Plan. The Committee shall have the power to permit an acceleration of the expiration of the applicable restriction period with respect to all or part of the shares awarded to a Participant pursuant to a Restricted Stock Award.

        During the restricted period, a Participant holding shares of Restricted Stock shall have all the rights of a shareholder, including the right to vote and receive dividends, but shall not sell, assign, transfer, exchange, pledge, hypothecate or otherwise encumber such shares. Shares of Restricted Stock shall bear such legends as the Company may specify, until such time as the restrictions on the shares shall lapse, as determined by the Committee.

     (e) Supplemental Payments: Subject to the Committee's discretion, any Award under this Paragraph 6 may provide for a supplemental payment by the Company or a Subsidiary to a Participant after the exercise, payment or lapse of restrictions under the Award. Such supplemental payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

        (i) In the case of a Stock Option, the excess of Fair Market Value on the date of exercise over the Stock Option exercise price, multiplied by the number of shares for which such Stock Option is exercised, or

        (ii) In the case of a Stock Appreciation Right, Performance Unit, Performance Share or Restricted Stock Award, the value of the shares and other consideration issued in payment of such Award.

7. DIRECTOR STOCK OPTIONS

     Subject to the provisions of Paragraph 5, Director Stock Options shall be granted to Nonemployee Directors as follows:

     (a) Commencing immediately after the adjournment of the Company's Annual Meeting in 1995 and in each year thereafter for the life of this Plan, each Nonemployee Director shall automatically be granted a Director Stock Option. The number of shares subject to each such Director Stock Option shall be determined by Company performance as measured by the Company's Return on Equity calculated as Average Two (2) Year Total Net Income divided by Average Two (2) Year Stockholder Equity and measured as a rolling average of the two immediately preceding fiscal years as detailed in Table I below:

                       TABLE I -- DIRECTOR STOCK OPTIONS

                ------------------------------------------------------------
                ------------------------------------------------------------
                          RETURN ON                       OPTIONS
                           EQUITY                         GRANTED
                ------------------------------------------------------------
                        Less than 10%                    0 Shares
                          10%-14.9%                     750 Shares
                          15%-19.9%                    1,125 Shares
                         20% or More                   1,500 Shares
                ------------------------------------------------------------

     (b) Director Stock Options shall be Nonqualified Stock Options. The exercise price of a Director Stock Option shall be equal to one hundred percent of Fair Market Value as of the date of grant of the Option.

     (c) Director Stock Options shall vest six months after the date of grant of the Option, and shall be exercisable from the vesting date until the earliest of:

        (i) the tenth anniversary of the date of grant of the Option,

        (ii) the third anniversary of the date of the Nonemployee Director's termination of Board service due to death, disability, or normal retirement at retirement age and,

        (iii) the first anniversary of the date of the Nonemployee Director's termination of Board service for any reason other than specified in
           (c)(ii) above.

        Upon termination of Board service for any reason, any Director Stock Options held by a Nonemployee Director which have not vested shall be forfeited.

8. CONVERSION AWARDS -- EMPLOYEES

     (a) Employees designated by the Committee may elect, subject to the following provisions and such terms and conditions as shall be determined by the Committee, to receive Share Units in exchange for cash compensation otherwise payable to such individuals by the Company:

        (i) Share Units may be acquired by an Employee at a per share exchange price of eighty-five percent of the Fair Market Value of a share of stock determined as of the Exchange Date.

        (ii) Share Units issued to Employees shall be subject to those conditions, terms and restrictions as the Committee may require and which shall lapse with respect to twenty percent of such share units commencing on the first anniversary of the Exchange Date, with an additional forty percent becoming vested on the second anniversary date, and the remaining forty percent becoming vested on the third anniversary of the Exchange Date (the "Restricted Period").

     (b) At a time specified by the Committee, Employees may, at least six months prior to the Exchange Date for base salary and prior to the commencement of the applicable fiscal year of the Company for annual incentives, make an irrevocable election to defer up to one year's base salary and/or annual incentive (for purposes of this Paragraph, the "Deferral Amount") and exchange it for Share Units in accordance with the following provisions and such other terms, conditions and limitations as shall be determined by the Committee from time to time:

        (i) An Employee's base salary may be exchanged for Share Units in the following manner:

           (1) If an Employee elects to receive Share Units, he or she shall receive that number of units equal in value to the Deferral Amount, as determined pursuant to Subparagraph (a)(i) above. The Deferral Amount shall be deducted from the Employee's base salary in equal installments beginning the month of the Exchange Date.

           (2) Except as otherwise determined by the Committee, if the Employee's employment with the Company or a Subsidiary is terminated for any reason by the Company or Subsidiary or the Employee during the Restricted Period, all such Share Units shall be forfeited and returned to the Company and the Employee shall receive a payment equal to, (x) the lower of the Fair Market Value of the Share Units on the date of termination or the Deferral Amount, multiplied by (y) the percentage of the Deferral Amount collected by the Company prior to the date of termination.

        (ii) An Employee's annual incentive may be exchanged on the Exchange Date for Share Units in the following manner:

           (1) If an Employee elects to receive Share Units, he or she shall receive that number of units equal in value to the Deferral Amount, as determined pursuant to Subparagraph (a)(i) above.

           (2) Except as otherwise determined by the Committee, if the Employee's employment with the Company or a Subsidiary is terminated for any reason by the Company or the Subsidiary or the Employee during the Restricted Period, all such share units shall be forfeited and the Employee shall receive a payment equal to the lower of the Fair Market Value of the share units on the date of termination or the Deferral Amount.

     (c) Dividends earned pursuant to the Share Units issued in (a) and (b) above, shall be reinvested in the form of additional share units.

     (d) Once the Share Units become vested, the Company shall make payment in the form of cash or stock, as determined by the Committee, in an amount equal to the Fair Market Value of the Share Units, at a time designated by the Committee.

9. CONVERSION AWARDS -- DIRECTORS

     Nonemployee or Subsidiary Directors (for purposes of this Paragraph "Directors") may make an irrevocable election, at least six months prior to the Exchange Date, to defer up to one year's cash retainer payments (for purposes of this Paragraph, the "Deferral Amount") in exchange for Share Units in accordance with the following provisions:

     (a) If a Director elects to receive Share Units, he or she shall receive, on the Exchange Date, that number of shares equal in value to the Deferral Amount using a per share exchange price of eighty-five percent of the Fair Market Value of a share of Stock determined as of the Exchange Date. The Deferral Amount shall be deducted in equal installments from the Director's retainer payments when such retainer payments are otherwise distributed, beginning the first quarter of the calendar year.

     (b) Share Units received by a Director shall be subject to the following restrictions for a period of five years (the "Restricted Period"):

        (i) the Share Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period, and

        (ii) the Director shall have remained in the service of the Company or a Subsidiary until the expiration of the Restricted Period.

     (c) Notwithstanding (b)(ii) above, in the event a Director's service with the Company or a Subsidiary is terminated after the Exchange Date but before the expiration of the Restricted Period, the following will occur:

        (i) if such termination is due to death or disability, all such Share Units shall immediately vest, or

        (ii) if such termination is for normal retirement (as determined by the Committee), all such Share Units shall vest upon the expiration of the Restricted Period, or

        (iii) if such termination is for any other reason than specified in
           (c)(i) or (c)(ii) above, all such Share Units shall be forfeited and the Director shall receive a payment equal to (x) the lower of the Fair Market Value of the Share Units on the date of termination or the Deferral Amount, multiplied by (y) the percentage of the Deferral Amount collected by the Company prior to the date of termination.

     (d) Dividends earned pursuant to the Share Units issued in (a) above, shall be reinvested in the form of additional Share Units.

     (e) Once the Share Units become vested, the Company shall make payment in the form of Shares of Stock in an amount equal to the number of such Share Units. Payment shall be made within ninety days of vesting.

10. STOCK OPTION EXERCISE

     (a) The exercise price for Stock Options issued under the Plan shall be paid in full when the Stock Option is exercised. The exercise price may be paid (i) in cash, (ii) in whole shares of Stock owned by the option holder at least six months prior to exercise, valued at Fair Market Value on the date of exercise, or (iii) by a combination of such methods of payment. In addition, a Stock Option holder may exercise the Stock Option by providing assurance from a broker registered under the Exchange Act of the delivery of the proceeds of an imminent sale of the Stock to be issued pursuant to the exercise of the Stock Option, such sale to be made at the direction of the Stock Option holder. In the case of Employees and Subsidiary Directors, the foregoing shall be subject to such terms, conditions and limitations as the Committee may specify from time to time.

     (b) The holder of a Stock Option shall have none of the rights of a shareholder until exercise of the Option and the issuance of shares of Stock pursuant to it.

11. GENERAL RESTRICTIONS

     The Committee may, in its sole discretion, elect to defer the exercise, vesting or payment of an Award (or any part thereof) granted under the Plan, except Awards granted to Nonemployee Directors under Paragraphs 7 and 9 above, if necessary to avoid the loss of a deduction by the Company under Section 162(m) of the Code.

12. RIGHTS OF A PARTICIPANT

     A Participant receiving any Award under the Plan, unless otherwise provided by the Plan or decided by the Committee with respect to participants other than Nonemployee Directors, shall have no rights as a shareholder unless and until certificates for shares of stock are issued to him.

13. TERMINATION OF EMPLOYMENT OR SERVICE

     (a) Except as provided in Paragraphs 7, 8 and 9 and except with respect to Nonemployee Directors, the effect of termination of a Participant's employment or service with the Company upon any outstanding Awards shall be determined by the Committee in its sole discretion as specified in the documentation evidencing a particular award.

     (b) Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment or service of the Company or its Subsidiaries as an Employee or Subsidiary Director, or affect any right which the Company or such Subsidiaries may have to terminate the employment or service of such Participant.

14. WITHHOLDING

     The Company shall have the right to withhold from any payments made under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares of Stock pursuant to this Plan, the Participant may satisfy this obligation in whole or in part by electing to have the Company withhold from such distribution shares of Stock having a value equal to the amount required to be withheld. The value of the shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld shall be determined. The rules governing such withholding elections, including the date or dates by which such an election must be made, shall be determined by the Committee as necessary and in compliance with Rule 16b-3.

15. RESTRICTIONS ON TRANSFER

     Except as otherwise provided in this Paragraph 15, no Stock Option or other Award under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. The Committee may, in its sole discretion, when and if permitted by Rule 16b-3, establish guidelines providing for the irrevocable transfer, without payment of consideration, of any Stock Option, other than Incentive Stock Options, by the Participant to a member of the Participant's immediate family or to a trust or partnership whose beneficiaries are members of the Participant's immediate family. For purposes of this Paragraph 15, the term "immediate family" shall include the Participant's spouse, children and grandchildren.

16. NON-UNIFORM DETERMINATIONS

     Except with respect to Awards granted to Nonemployee Directors, the Committee's determinations under the Plan (including without limitation determinations of the officers, Employees and Subsidiary Directors to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among Employees or Subsidiary Directors who receive, or are eligible to receive, Awards under the Plan, whether or not such Employees or Subsidiary Directors are similarly situated.

17. ADJUSTMENTS IN STOCK AND RELATED ADJUSTMENTS

     In the event of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or other rights, stock dividend, stock split or reverse stock split, cash dividend, property dividend, including, without limitation, a distribution of the stock of a Subsidiary, combination or exchange of shares, repurchase of shares, or any other change in the capital structure of the Company in order to prevent dilution or enlargement of rights, the Committee shall determine the appropriate adjustments, if any, to
(a) the number of shares of stock which may be issued under the Plan, (b) the number of shares issuable and the exercise price per share pursuant to an outstanding Award theretofore granted under this Plan and, (c) the number and kind of shares which may underlie an Award granted pursuant to Paragraph 5(d).

18. AMENDMENT OR TERMINATION

     The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m), or Section 422 of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted without the written consent of the Participant.

19. DURATION OF THE PLAN

     The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Stock or the payment of cash, but no Award shall be granted more than ten years after the date the Plan is approved by the shareholders of the Company, which shall be the Plan's effective date.

20. CHANGE IN CONTROL

     For purposes of the Plan, a "Change of Control" shall have occurred if:

     (a) Any corporation, person or other entity (other than the Company) makes a tender or exchange offer for shares of Stock and shares are purchased pursuant thereto ("Offer");

     (b) More than fifty percent of the Company Stock is acquired by any person or group;

     (c) During the period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period); or

     (d) The shareholders of the Company approve a definitive agreement to merge the Company with another corporation where the Company is not the surviving corporation or survives only as a subsidiary of another corporation, to consolidate the Company with another corporation, or sell or otherwise dispose of substantially all of the Company's assets.

     In the event of the occurrence of a Change of Control, then from and after the date of the first purchase of Stock pursuant to the offer, or the date on which public announcement of the acquisition of such percentage of stock shall have been made, or the date on which such change in the composition of the Board shall have occurred, or the date of any such shareholder approval, all Stock Options and Stock Appreciation Rights and other Awards granted pursuant to the Plan which remain outstanding shall automatically become exercisable in full, whether or not otherwise exercisable, and all other Awards under the Plan shall be vested as determined by the Committee.

21. INTENT: SEPARABILITY

     All Incentive Stock Options granted hereunder are intended to comply with
Section 422 of the Code and, to the extent applicable, Section 424 of the Code, and all provisions of this Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent. This Plan and all Stock Options, stock appreciation rights, and other awards and rights granted hereunder are intended to satisfy the conditions of Rule 16b-3, as amended, and all provisions of this Plan and all Stock Options, Stock Appreciation Rights, and other awards and rights granted hereunder shall be construed in such manner as to effectuate that intent. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as it may be amended from time to time) or Sections 422 and 424 of the Code (as they may be amended from time to time), then such terms or provisions shall be deemed inoperative to the extent that they so conflict with such requirements.

22. GOVERNING LAW

     To the extent that Federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the state of Mississippi.

                                    PROXY

                        FIRST MISSISSIPPI CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING ON NOVEMBER 10, 1995

The undersigned hereby appoints J. Kelley Williams, William A. Percy, II and R. Gerald Turner, and each of them, with the power of substitution and revocation, as attorneys and proxies to appear and vote all shares of Common Stock held by the undersigned, at the Annual Meeting of First Mississippi Corporation, to be held on November 10, 1995, and at any and all adjournments thereof; and the undersigned hereby instructs said proxies to vote as indicated on all matters referred to on the reverse side and described in the proxy statement for the meeting, and in accordance with their judgement on all other matters that may properly come before the meeting.

ELECTION OF DIRECTORS, NOMINEES:

          THREE YEAR TERM - PAUL A. BECKER, JAMES W. CROOK, CHARLES P. MORETON, LELAND R. SPEED

All proxies will vote as specified on the reverse side. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL VOTE (1) FOR the elections of the director nominees, and (2) For Approval of the First Mississippi Corporation 1995 Long Term Incentive Plan (3) on all other matters that may properly come before the meeting in accordance with their judgement. To vote FOR the Board of Directors recommendations, just sign and date the reverse side - no boxes need be checked.


                                                       /SEE REVERSE
                                                          SIDE/

/X/ Please mark your
    votes as in this
    example.



                     FOR         WITHHELD                                          FOR         AGAINST        ABSTAIN
1.  Election of                                  2.  First Mississippi Corp.
    Directors       /  /           /  /              1995 Long Term Incentive     /  /           /  /          /  /
    (see reverse)                                    Plan.

For, except vote withheld from the following nominee(s):

____________________________________________


                                               /  /  I have comments

                                               /  /  I will attend meeting



SIGNATURES(S)_____________________________________________DATE__________________


SIGNATURES(S)_____________________________________________DATE__________________

NOTE: Please sign exactly as name apppears hereon. Joint owners, each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.

- --------------------------------------------------------------------------------



FIRST MISSISSIPPI CORPORATION                                1995 ANNUAL MEETING


          You are cordially invited to attend the annual meeting of stockholders of First Mississippi Corporation. The meeting will be held Friday, November 10, 1995, at 2:00 p.m. (CST) in the Garden Room at Dennery's, 330 Greymont Avenue, Jackson, Mississippi.

          Please mark the boxes on the proxy card to indicate how your shares should be voted. Sign and return your proxy as soon as possible in the enclosed postpaid envelope. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE PROXY CARD WHERE INDICATED - NO BOXES NEED BE CHECKED.

          Votes are tabulated by KeyCorp Shareholder Services, Inc., the Company's transfer agent. Any comments noted on the proxy card or an attachment will be forwarded to the Corporate Secretary by KeyCorp. Please indicate if you have comments by marking the appropriate box.




                                                            James L. McArthur
                                                            Secretary